EXHIBIT 10.12

                   LOAN AND SECURITY AGREEMENT

     THIS AGREEMENT, made the 18th day of June 1996, under the laws of the State of New Jersey between PRINCETON PUBLICATIONS [sic], INC., a New York corporation, herein called the "Debtor", whose principal place of business is 519 Eighth Avenue, New York, New York 10018, and CURTIS CIRCULATION COMPANY, a New Jersey corporation, herein called the "Secured Party", whose principal place of business is 433 Hackensack Avenue, Hackensack, New Jersey 07601.

                                 WITNESSETH:

     WHEREAS, the Debtor on or about April 1, 1996 has acquired by purchase all of the right title and interest in various publications and titles to be published and issued after March 31, 1996 (collectively hereinafter referred to as "Publications"[1]) from corporations owned and controlled by Murray Traub, among then being, Scott Magazines Services, Inc., Kearney Publications, Inc., Laurant Publishing Inc., Adult Movie Review, Inc., Focus Publications, Inc., J.Q. Adams, Inc., John T. Edwards, Inc., Woodhill Publishing, Inc., Lipstick Publications, Inc., Blueboy Publications, Inc., and Celeb Publications, Inc. (collectively hereinafter referred to as "Sellers"); and

[1] A list of the Publications covered by the Distribution Agreement and this Agreement is annexed hereto and made part hereof as Exhibit 1.

     WHEREAS, the Sellers were parties to a Distribution Agreement with Secured Party dated March 14, 1990, but executed on April 14, 1990, and amended on November 20, 1990, October 28, 1991, December 10, 1991, February 24, 1992, August 5, 1992, July 1, 1993 and January 31, 1995 (hereinafter referred to collectively as "Distribution Agreement"); and

     WHEREAS, the Sellers assigned all of their rights under the Distribution Agreement to Debtor for the Publications published after March 31, 1996 and Debtor assumed all of Sellers' obligations and duties under the Distribution Agreement for the publications published subsequent to March 31, 1996 in accordance with a certain letter agreement among the Sellers, the Debtor and Secured Party dated March 29, 1996 (hereinafter referred to as "Assignment and Assumption Letter"); and

     WHEREAS, the Debtor is the "Publisher" as that term is used in the Distribution Agreements for the Publications published after March 31, 1996;

     WHEREAS, the Secured Party will be lending to the Debtor pursuant to the terms hereof up to the am of $500,000; and

     WHEREAS the Debtor has agreed to grant to the Secured Party a security interest in the Debtor's receivables from the Secured Party payable under the Distribution Agreement and otherwise, including receivables due from advertisers (hereafter collectively referred to as "Collateral").
     NOW, THEREFORE, in consideration of the foregoing and in consideration of the covenants, terms, and conditions hereof, the parties covenant and agree to the following:

     1.   Loan.
     (a) Upon written request of Debtor made at anytime within one year of date hereof and on condition that the Debtor is not in default under the terms hereof or under the Distribution Agreement, the Secured Party shall lend to the Debtor in multiples of $10,000 up to the sum of $500,000. Written request for specified amount of the loan (hereinafter referred to as "Draw Down") shall be by executing a promissory note in the form set forth in SubParagraph
(b), immediately below, and delivering same to the Secured Party. Each Draw Down by Debtor shall be repayable in twelve equal monthly installments as provided below. Debtor shall pay interest on each Draw Down as provided below.
     (b) In order for the Debtor to request the Draw Down, and in consideration for the Draw Down, Debtor shall execute, and deliver to the Secured Party a negotiable promissory note in the form annexed hereto ("Note") whereby the Debtor promises to repay the principal owing on the Draw Down in 12 equal consecutive monthly installments commencing on the first day of the month immediately following the Draw Down, together with interest accrued thereon from the date of the Note. The Note shall be dated two business days after the Note is delivered to the Secured Party. In any event, the entire principal of each of the Draw Downs and interest accrued thereon as evidenced by the Notes shall be paid by the Debtor no later than twelve months from the date of each Note. Each Note shall provide for acceleration in the event Debtor fails to pay interest or principal on any one or more notes or fails to observe the terms of this agreement or the Distribution Agreement all as more fully set forth below. The Debtor has the right to prepay the Draw Downs in whole or in part as provided in the Notes. If there should be any inconsistencies between the terms of this Agreement and the terms of the Notes, the terms of this Agreement shall control.
     (c) Interest shall be accrued and computed on the first day of each month on the unpaid principal of each Draw Down (or Note) at the annual prime rate charged by Chemical Bank, N.A. (or its successor by merger with Chase Manhattan Bank) in New York City plus two percent. The Debtor shall commence paying interest on each Draw Down on the first day of each month following the Draw Down. All payments made an account of the Draw Down shall first be applied to interest and then Principal.
     (d) On the first day of each month during the term of each Draw Down, the Debtor hereby irrevocably authorizes the Secured Party to deduct from the proceeds of the receivable due and owing from the Secured Party to the Debtor under the Distribution Agreement and pay the monthly installment of interest and principal. In the event that the proceeds from the Distribution Agreement are insufficient to pay the monthly installment then due plus accrued interest, then the Debtor within five business days of the due date of the monthly installment shall make up the difference by paying the difference from the Debtor's own funds. All payments made by the Debtor to the Secured Party shall first be applied against accrued interest and then against principal.
     (e)  Status of Receivable from Secured Party.  Although the Secures
Party is granted a security interest in, among other assets, the proceeds of any monies which the Secured Party may be paying to the Debtor under the Distribution Agreement (hereinafter "receivable"), the Debtor hereby agrees that: (i) the Secured Party has the right to withhold payments of such monies upon the terms and conditions provided in the Distribution Agreement, including the right to offset against any monies payable to the Debtor under the Distribution Agreement any advances, loans (including the Principal of the Loan), or overpayment made to the Debtor; (ii) the Secured Party is not required to first pay such monies or segregate such monies for the benefit of the Debtor or its creditors; and (iii) until the Secured Party pays such monies which are due under the Distribution Agreement, such monies are not receivable for purposes of this Agreement.
     (f)  Conditions to Secured Party Making the Payments on the Draw Down.
In order for the Debtor to obtain a Draw Down from the Secured Party the following conditions shall be in effect or extant:
          (i)  Debtor shall not be in default under the Distribution
Agreement and this agreement;
          (ii) Debtor shall not be in default in any payments due under the Notes than outstanding and unpaid;
          (iii) Debtor's financial condition shall not be so weak or precarious that in Secured Party's reasonable judgment any further payments by the Secured Party on the Draw Down would be inadvisable and imprudent.
          (iv) Debtor supplying financial information which Secured Party may request pursuant to Paragraph 3(e) below.

     2.   Security Interest.
     (a) In order to secure the Draw Downs, the Debtor hereby assigns and grants to the Secured Party a first lien and security interest in and to the collateral consisting of the following:
          (i) Debtor's right to receive any and all monies now or hereafter payable to the Debtor from the Secured Party under the Distribution Agreement;
          (ii) Debtor's right to receive any and all monies now or hereafter payable to the Debtor by the advertisers in the Debtor's publications. Annexed hereto is a schedule of the names and addresses of the advertisers ("Schedule of Advertisers") which schedule also shows the amount each advertiser currently owes.
          (iii) Debtor's right, title, and interest, both present and future, include all rights of copyright and trademark, in and to the Publications and their titles, and Debtor's right title and interest in any subsequently published titles or publications not now in existence, including all rights of copyright and trademark.
All of the foregoing collateral shall hereafter collectively be referred as "the Collateral". Of the Collateral referred to in sub-paragraphs (i) and
(ii) above, now or hereafter existing, at various times hereafter shall be referred to as "Assigned Accounts". Included in the right to receive the monies due on the Assigned Accounts, is the Secured Party's right to the Assigned Accounts themselves and the Secured Party's right to enforce collection of such monies with expenses of collection chargeable to the Debtor. Debtor shall update the schedule of Advertisers every three months commencing July 1, 1996.
     (b) Upon five business days written notice, the Secured Party and its agents and accountants may from time to time, at Debtor's expense, inspect the Debtor's books and records pertaining to the Collateral, and to take such extracts therefrom as deemed advisable.
     (c) Debtor shall cause its accounts receivable ledger, and other books and records pertaining to the Assigned Accounts, to be marked or notated to reflect the assignment and security interest granted hereunder in a form acceptable to the Secured Party.
     (d) Until there is an "event of default", Debtor, as agent of Secured Party, shall continue to collect the Assigned Accounts in the same manner as the Debtor has heretofore collected such accounts and deposit same in Debtor's bank accounts for use by Debtor in paying its debts and obligations incurred in the ordinary course of Debtor's business. Upon the happening of an event of default, all monies received on account of the Assigned Accounts ("Proceeds") shall be promptly transferred in form received to the Secured Party, except for Debtor's indorsement when required, and until the Proceeds are so transferred to the Secured Party, same shall be held in trust in the hands of the Debtor, its officers, agents and employees, for the Secured Party and shall not be commingled with any other funds or property of Debtor.
     (e)  Upon the happening of an event of default:
          (i) the secured party may notify each advertiser to remit the amount the advertiser owes to the Debtor to the Secured Party;
          (ii) the Secured Party may also request the Debtor to give notice with all bills and statements that the account bas been assigned to Secured Party and that the debt arising from each account is due and payable to the Secured Party;
          (iii) the Secured Party may indorse the Debtor's name on all notes, checks and commercial paper of any kind on any Proceeds received from the Assigned Accounts;
          (iv) the Secured Party, or any of its officers, agents or employees, is hereby irrevocably appointed the agent and attorney for the Debtor to permit the Secured Party to withdraw Proceeds from any bank or trust company; and any bank or trust company upon receiving a true or certified copy of this Agreement is hereby irrevocably authorized to permit such withdrawals without inquiry as to the circumstances of indorsement, without inquiring as to the purpose of withdrawal, and without responsibility for the application by the Secured Party of the Proceeds so withdrawn;
          (v) the Secured Party may without notice to Debtor, extend the time of payment of, compromise, or settle for cash, credit, or otherwise any Assigned Account, and thereby discharge or release the person or persons liable for the payment of such account; and the Secured Party shall not be liable for so doing to the Debtor; and the Secured Party shall not be liable to the Debtor for Secured Party's failure to collect any of the Assigned Accounts.
          (vi) The Collateral consisting of the Publications, both now or hereafter existing, their copyright and trademarks, shall be promptly turned over to the Secured Party's possession, management and control in such manner as the Secured Party shall direct.

     3.   Debtor's Covenants.
     (a) Debtor covenants and agrees to make the payments of interest and principal on the Draw Downs (or Notes) as provided in Article 1, above.
     (b) The Debtor has not pledged, sold, assigned or otherwise disposed of or granted an interest in any part of the Collateral. The Debtor shall defend the title to the Collateral against all persons and against all claims whatsoever except for the security interest granted hereby. The Collateral is lawfully owned by the Debtor and is now free and clear of any liens, security interests, claims, charges, encumbrances, taxes and assessments.
     (c) On demand of the Secured Party, the Debtor shall furnish further assurance of title which may be required, execute any written agreement or instrument, including, but not limited to, assignments, of copyrights and trademarks to the Publications now or hereafter in existence in form suitable for filing with the United States Copyright Office and United States Patent and Trademark Office, or do any other acts necessary to effectuate the purposes and provisions of this Agreement so as to perfect, continue or terminate the security interest at the Secured Party in the Collateral and pay all costs of filing in connection therewith and all costs in connection with the preparation of such documents including the costs for the preparation of this agreement and its related documents.
     (d) The Debtor shall not assign, pledge, lien, or otherwise encumber the Collateral, and the Debtor otherwise will keep the Collateral free and clear of all liens, charges, incumbrance, taxes and assessments.
     (e) Upon request of the Secured Party, the Debtor shall deliver to the Secured Party its latest financial statement and corporate federal and state income tax returns. Such financial statement and income tax returns shall accurately and fully reflect the financial condition of the Debtor as of their respective dates, including the reflection of any and all liabilities of the Debtor, whether liquidated or not, whether absolute or contingent. In the event that the Secured Party desires information on the financial condition of the Debtor before making any Draw Down, Debtor agrees to supply same, whether or not it be the financial statements and income tax returns or other relevant information, and until Debtor supplies such financial information in manner satisfactory to Secured Party, Secured Party need not make any payments to the Debtor.
     (f) The Debtor's principal and only place of business is located in New York County, State of New York. In the event Debtor shall change its principal place of business, it will promptly inform Secured Party thereof in writing.

     4.   Consent to Extensions of Time for Payments.
     In the event that the Secured Party consents to allowing the Debtor any extension of time for payment, the Debtor consents to such extensions of time without releasing the Collateral covered hereby.

     5.   Non-Waiver.
     Waiver of or acquiescence in any default by the Debtor or failure of the Secured Party to insist upon strict performance of any one or more of the payments, or any one or more or the covenants, terms and conditions contained herein or in the Distribution Agreement, shall not constitute a waiver of any subsequent or other default or failure on the part of the Debtor.

     6.   Notices.
     Notices to the Debtor or to the Secured Party shall be in writing and shall be delivered personally, or by telefax, confirmed by mail, addressed to the party at the addresses herein set forth, or by delivery by licensed carriers such as U.S. Postal Service, Express Mail, Federal Express, DHL, UPS, or by certified mail, return receipt requested, addressed to the party at the address herein set forth or otherwise designated in writing. Notices shall also been sent to:


     7.   Default of Debtor.
     The following shall constitute events of default by the Debtor whichever shall first occur:
     (a) Failure to pay the Principal or any installment of principal, or interest within five days after written notice to the Debtor from the Secured Party that the receivables due from the Secured Party to Debtor are not sufficient to pay the installment of principal or interest then due on the Notes;
     (b) Failure of the Debtor to comply with or perform any other provision of the Distribution Agreement or this Agreement (other than non-payment) capable of being cured within ten business days after receiving written notice from the Secured Party;
     (c) False or misleading representations or covenants made or given by the Debtor in connection with this Agreement or the Distribution Agreement;
     (d) The Debtor permitting the Collateral to be subject to levy of execution, tax assessment or other judicial process.
     (e) Commencement of a proceeding by or against the Debtor for relief under the bankruptcy laws of the United States or for any other insolvency proceeding, or the Debtor making an assignment for the benefit of creditors.
     (f) Sale, transfer or assignment of any one of the titles covered by the Distribution Agreement without first obtaining the written consent of the Secured Party.
     (g) Cessation of publication of any of the titles covered by the Distribution Agreement without first obtaining the written consent of the Secured Party unless the title is not making a profit.

     8.   Remedies on Default.
     (a)  Upon default of the Debtor, and at the option of the Secured
Party, all unpaid installments of principal on each outstanding unpaid Note with interest accrued thereon shall be accelerated and shall immediately become due and payable in full without notice or demand and the Secured Party shall have the rights, remedies and privileges with respect to retention, possession, and sale of the Collateral (at either or public or private sale in accordance with the Uniform Commercial Code) and distribution of proceeds as are accorded to a secured party by applicable sections of the Uniform Commercial Code respecting "Default", in effect as of the date of this Security Agreement. In addition, the Secured Party shall have the rights of collection of the Proceeds of the Assigned Accounts as provided in Article 2
(e), above. In the event of a default under Article 7, Paragraph (a) above, no default will occur unless and until Secured Party gives notice of such default in writing and Debtor fails to cure within five (5) business days of giving notice as provided in the Promissory Note annexed.
     (b) In addition to the rights provided by the Uniform Commercial Code, Secured Party has the right upon default of the Debtor to deduct from the proceeds of the receivable owing to the Debtor under the Distribution Agreement the unpaid amount of the Notes with interest accrued thereon.
     (c) Upon any default, the Secured Party's reasonable attorneys' fees and legal and other expenses in connection with the enforcement of this Agreement and for advertising and selling the Collateral shall be chargeable to the Debtor. The Debtor shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay such deficiency forthwith on demand.

     9.   Applicable Law.
     The Uniform Commercial Code of the State of New York shall govern the rights, duties, and remedies of the parties, and any provisions herein declared invalid under the law shall not invalidate any other provision of this Agreement.

     10.  Financing Statement.
     The Secured Party is hereby authorized by the Debtor to file Forms UCC-1 with the appropriate authorities in the State of New York, or in such other jurisdictions where Debtor is located, reflecting the security interests granted to it by the Debtor hereunder without any further writing from the Debtor. Upon execution hereof, the Debtor shall execute the Form UCC-1.

     11.  Loan Expenses.
     The Debtor shall reimburse the Secured Party for its legal expenses in the preparation of this and related documents plus filing fees not to exceed $1,800.

     12.  Captions.
     The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this agreement nor the intent of any provisions thereof.

     13.  Other Provisions.
     (a) The Secured Party may assign this Agreement and if assigned the Assignee shall be entitled, upon notifying the Debtor, to all of Debtor's obligations and agreements hereunder, and the Assignee shall be entitled to all the rights and remedies of the Secured Party hereunder. Debtor will assert no claim or defenses to the Assignee which the Debtor may have against the Secured Party. Upon written request of the Secured Party, Debtor will confirm in writing the amount Debtor owes on the interest and Principal of the Loan and that there are no defenses, offsets, or counterclaims with respect thereto.
     (b) The covenants, terms, and conditions herein contained shall bind and inure to the benefit of the respective parties hereto and the respective legal representatives, successors and assigns.
     (c) The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of masculine or feminine gender, corporate or other form, and singular shall likewise include the plural.
     (d)  This Agreement may not be changed orally.
     IN WITNESS WHEREOF, the parties have respectively signed and sealed this Agreement, on the date and year first above written.

                              PRINCETON PUBLICATIONS [sic], INC.

                              By: /s/ James McNamara
                                 James McNamara, President

                               CURTIS CIRCULATION COMPANY

                              By: /s/

STATE OF NEW YORK
COUNTY OF NEW YORK    SS.:

     On the 28th day of June, 1996, before me personally came JAMES MCNAMARA, to me known, who, being by me duly sworn, did depose and say that he resides at Palm Beach, Florida, that he is the President of PRINCETON PUBLICATIONS [sic], Inc., the corporation described in and which executed the foregoing Loan and Security Agreement; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                               /s/
                                              Notary Public


                            Exhibit 1
                     LIST OF THE PUBLICATIONS

All of the titles covered by and to be covered by Publisher' Code P-11 as currently and hereafter maintained by Curtis Circulation Company.

                    NEGOTIABLE PROMISSORY NOTE

$000,000.00                                                   , 1996

In consideration for the loan of [               ] ($000,000) dollars from
Curtis Circulation Company to the undersigned, receipt of which is hereby acknowledged, the undersigned, Princeton Publications [sic], Inc., promises to pay to the order of Curtis Circulation Company ("Curtis" or "Holder") at 2500 McClellan Avenue, Pennsauken, New Jersey 08109 (or at such other address as
Curtis or Holder shall inform the undersigned of), the sum of [          ]
dollars ($0,000.00) ("Principal") in twelve (12) equal consecutive monthly
installments of [               ] dollars ($0,000.00) ("Principal
Installment") commencing [    ] 1, 1996 and on the first day of each month
thereafter together with interest payable monthly with the Principal Installment on the unpaid Principal balance (before crediting the Principal Installment) at the rate of two percent (2%) above the annual prime rate charged by the Chemical Bank, N.A. in New York City in effect five (5) business days before the dates on which each monthly Principal Installment is
due, except that interest payable on Principal from date hereof to [    ] 1,
1996 shall be paid on [      ] 1, 1996. In any event, the unpaid Principal and
all unpaid accrued interest shall be payable by [      ] 1, 1997.

     This note is one of a series of notes issued under a Loan and Security
Agreement made by the Maker with Curtis under date of June [    ] 1996.

     The undersigned hereby waives demand, notice of presentment and protest. The undersigned consents to any extensions that Curtis or Holder may give with respect to any payment required hereunder.

     The undersigned has the right to prepay this note in whole or in part at any time provided that the pre-payment is equal to the Principal Installment or multiples thereof with interest accrued thereon through date of pre-payment, and same shall be applied against the last payments due in reverse order to regular payments.

     The entire unpaid Principal shall became accelerated and immediately due and payable in the event of a default as set forth in a Loan and Security Agreement of this date between the undersigned as Debtor, and Curtis as Secured Party.

     In the event legal proceedings are instituted to collect upon this note, the undersigned shall pay the Holder of this note all court costs and reasonable attorneys fees incurred by the holder.

                                    PRINCETON PUBLICATIONS [sic], INC.

                              By:
                                 James McNamara, President